NVIT Managed American Funds Growth-Income Fund
Summary Prospectus May 2, 2022

Class II

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated May 2, 2022 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The NVIT Managed American Funds Growth-Income Fund (“Growth-Income Fund” or the “Fund”) seeks to achieve long-term growth of capital and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class II Shares
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.28%
Total Annual Fund Operating Expenses	0.98%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$100	$312	$542	$1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.09% of the average value of its portfolio.
NSP-AM-MGI (5/22)
Summary Prospectus May 2, 2022

NVIT Managed American Funds Growth-Income Fund

Principal Investment Strategies
The Fund consists of two main components. First, a majority of its portfolio, referred to herein as the “Core Sleeve,” operates as a ”fund-of-funds” that invests in the Growth-Income Fund, a series of American Funds Insurance Series® (the “Underlying Fund”). The Underlying Fund is designed for investors seeking both capital appreciation and income. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer exposure to equity investments blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Underlying Fund invests primarily in common stocks or other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the Underlying Fund’s investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the Underlying Fund focuses on investments in medium- to larger-capitalization companies, the Underlying Fund’s investments are not limited to a particular capitalization size. The Underlying Fund may invest up to 15% of its net assets, at the time of purchase, in securities of issuers domiciled outside the United States, including, to a more limited extent, in emerging markets. The Underlying Fund may have significant investments in particular sectors.
The Underlying Fund’s investment adviser uses a system of multiple portfolio counselors in managing the Underlying Fund’s assets. Under this approach, the portfolio of the Underlying Fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.
The Underlying Fund relies on the professional judgment of its investment adviser to make decisions about the Underlying Fund’s portfolio investments. The basic investment philosophy of the Underlying Fund’s investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Underlying Fund’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Underlying Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately 95% as of December 31, 2021, this amount may fluctuate within a general range of 90%-100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%-10% in inverse correlation with the Core Sleeve, although this amount was approximately 5% as of December 31, 2021. The Fund’s investment adviser generally buys or sells shares of the Underlying Fund in order to meet or change the target allocation between the Core Sleeve and the Volatility Overlay or in response to shareholder redemption activity.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core
Summary Prospectus May 2, 2022

NVIT Managed American Funds Growth-Income Fund

Sleeve typically has over 90% of its assets exposed to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within general range of 0% - 100%, depending on market conditions.
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Underlying Funds in which the Fund invests are diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Fund; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Fund. If the Underlying Fund fails to meet its investment objective, the Fund’s performance could be negatively affected; and (3) changes to the Underlying Fund could affect both the level of risk and the potential for gain or loss.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's investment adviser, subadviser, or the Underlying Fund's investment adviser, may not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
 Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
 Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Underlying Fund invests.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. The Federal Reserve Board has begun to raise interest rates after a period of historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of an Underlying Fund's investments in fixed-income securities and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Summary Prospectus May 2, 2022

NVIT Managed American Funds Growth-Income Fund

Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Market risk – the risk that one or more markets in which the Fund or the Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund or the Underlying Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Cash position risk – the Fund may hold significant positions in cash or money market instruments . A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it may be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Convertible securities risk - the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging
Summary Prospectus May 2, 2022

NVIT Managed American Funds Growth-Income Fund

also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Derivatives risk – futures contracts, which are derivatives, may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. When used for hedging purposes, changes in the values of futures contracts may not match or fully offset changes in the values of the hedged portfolio securities, thereby failing to achieve the original purpose for using futures. Futures contracts also may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.
Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Securities lending risk – is the risk that the borrower may fail to return the loaned securities in a timely manner or not at all. The value of your investment may be affected if there is a delay in recovering the loaned securities, if the Underlying Fund does not recover the loaned securities, or if the value of the collateral, in the form of cash or securities, held by the Underlying Fund for the loaned securities, declines.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II
(Years Ended December 31,)

Highest Quarter:	9.81%	–	1Q 2019
Lowest Quarter:	-12.72%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2021)
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Class II Shares	22.45%	13.63%	10.74%	7/8/2014
S&P 500® Index (reflects no deduction for fees or expenses)	28.71%	18.47%	14.61%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
Summary Prospectus May 2, 2022

NVIT Managed American Funds Growth-Income Fund

Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Volatility Overlay
Corsan Maley	Senior Investment Professional, NWAM	Since 2021
Chad W. Finefrock, CFA	Senior Investment Professional, NWAM	Since 2014
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Summary Prospectus May 2, 2022

NVIT Managed American Funds Growth-Income Fund